Exhibit 10.8.2

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

Amendment No. 1 to Sales Representative Agreement

This Amendment No. 1 to the Sales Rep Agreement (the “Amendment”) is made and entered into as of February 1, 2012 (the “Effective Date”) by and between Ambarella, Inc., a Cayman Island corporation having its registered offices located at PO Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (“Company”), and WT Microelectronics Co., Ltd., a Taiwanese corporation, having its principal place of business at 14F, No. 738, Chung Cheng Road, Chung Ho City, Taipei Hsien, Taiwan, R.O.C., and its subsidiaries and affiliates (collectively referred to as “Representative”).

Capitalized terms not defined in this Amendment shall have the meaning set forth in the Sales Representative Agreement between the parties effective January 31, 2011 (the “Agreement”).

RECITALS

WHEREAS, pursuant to the terms of the Agreement, Representative has agreed to serve as a non-exclusive sales representative of the Company.

WHEREAS, the Agreement provides that the rate of Commission payable to Representative under the Agreement may be amended from time to time.

WHEREAS, the parties wish to update the Commission payable under the Agreement as set forth in this Amendment No. 1.

NOW, THEREFORE, in consideration of the mutual premises and of the performance of the mutual covenants herein, the parties agree as follows:

1.	UPDATE OF COMMISSION SCHEDULE

1.1 Commission Rate. With effect from the Effective Date, Exhibit C to the Agreement (Commission) shall be deleted and replaced in its entirety with the new Exhibit C attached hereto as Schedule 1.

2.	GENERAL PROVISIONS

2.1 Conflict or Inconsistency. All other provisions of the Agreement not modified by this Amendment shall remain in full force and effect. In the event of any conflict or inconsistency of any term or provision set forth in this Amendment and the Agreement, such conflict or inconsistency shall be resolved by giving precedence first to this Amendment.

2.2 Complete Agreement. This Amendment and Schedule 1 attached hereto represent the full and complete agreement and understanding of the parties with respect to the subject matter hereof, and supersede and replace all prior and contemporaneous understandings or agreements, whether oral, written or otherwise, regarding such subject matter. Any amendment thereof must be in writing and executed by the parties hereto.

2.3 Governing Law. The validity, construction and performance of this Amendment shall be governed by and interpreted in accordance with the laws of the State of California, without regard to or application of choice of law rules or principles. The United Nations Convention on Contracts for the International Sale of Goods shall not apply.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2.4 Headings. The headings contained in this Amendment are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Amendment.

2.5 Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which will be considered an original and all of which together will constitute one agreement. This Amendment may be executed by the attachment of signature pages which have been previously executed.

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[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have executed this Amendment through their duly authorized representatives as set forth below:

DULY EXECUTED:

Signed for and on behalf of		Signed for and on behalf of

Ambarella		WT Microelectonics Co., Ltd.

Signed:	/s/ Fermi Wang	Signed:	/s/ Eric Cheng

Printed Name:	Fermi Wang	Printed Name	Eric Cheng

Title	CEO	Title:	President

Date:	Feb. 13, 2012	Date:	09 Feb 2012

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SCHEDULE 1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT C

COMMISSION

[***]

[***] Confidential treatment has been requested for the bracketed portions and the following seven (7) pages. The confidential redacted portion and the following seven (7) pages have been omitted and filed separately with the Securities and Exchange Commission.